UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 16, 2010, Baltic Trading Limited (the “Company”) executed a Credit Agreement and other definitive documentation for its $100 million senior secured revolving credit facility. The Company had previously announced the bank commitment for this credit facility in the Registration Statement on Form S-1 (File No. 333-162456) for its initial public offering (the “Registration Statement”). The credit facility is underwritten by Nordea Bank Finland plc, acting through its New York branch.

Under this credit facility, subject to the conditions set forth in the Credit Agreement, the Company may borrow an amount up to $100 million.  Borrowings of up to $25 million under the facility will be available for working capital purposes. Amounts borrowed and repaid under the credit facility may be reborrowed. The credit facility has a maturity date of April 16, 2014. Borrowings under the facility bear interest at London Interbank Offered Rate plus an applicable margin of 3.25% per annum. A commitment fee of 1.25% per annum is payable on the unused daily portion of the credit facility, which began accruing on March 18, 2010. Borrowings except those for working capital purposes are to be repaid with proceeds from follow-on equity offerings or otherwise within twelve months from drawdown. Borrowings not repaid within such twelve months will be converted into term loans and repaid in equal monthly installments over the subsequent twelve-month period. All amounts outstanding must be repaid in full on the credit facility’s maturity date.

Borrowings under the credit facility are to be secured by liens on the Company’s initial vessels (and any acceptable replacement vessels) and other related assets.  The credit facility also requires the Company to comply with a number of customary covenants.  For further details, please refer to the Company’s disclosure concerning the credit facility on pages 47 and 48 of  Amendment No. 8 to the Registration Statement under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources,” which disclosure is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Credit Agreement, dated as of April 16, 2010, by and among Baltic Trading Limited, and Nordea Bank Finland plc, New York Branch, as lender, Administrative Agent and Security Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIC TRADING LIMITED

DATE: April 19, 2010

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of April 16, 2010, by and among Baltic Trading Limited, and Nordea Bank Finland plc, New York Branch, as lender, Administrative Agent and Security Trustee.